SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

NORTH PENN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-52839	26-0261305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

216 Adams Avenue, Scranton, Pennsylvania 18503
(Address of principal executive offices) (Zip Code)

(570) 344-6113
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)           The annual meeting of the shareholders of North Penn Bancorp, Inc. was held on May 25, 2010.

(b)           The matters considered and voted on by the shareholders at the annual meeting and the vote of the shareholders were as follows:

1.           The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Votes Withheld
Gordon S. Florey	711,983	20,752
Virginia D. McGregor	719,580	13,155
James W. Reid, Esq.	720,425	12,310

There were 402,386 broker non-votes in the election of directors.

2.           The appointment of J.H. Williams & Co., LLP as independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified by the shareholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
1,125,627	15,907	4,506

There were no broker non-votes on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2010	By /s/ Frederick L. Hickman Frederick L. Hickman President and Chief Executive Officer